Exhibit 10.1 LIMITED WAIVER AND AMENDMENT This LIMITED WAIVER AND AMENDMENT (this “Limited Waiver”) is entered into as of October 18, 2021, by and among Casper Sleep Inc., a Delaware corporation (the “Lead Borrower”), each of the other Loan Parties signatory hereto, the lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION as agent (the “Agent”). WHEREAS, reference is made to that certain Credit Agreement, by and among, among others, the Agent and the Lead Borrower, dated November 10, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and WHEREAS, the Lead Borrower has requested the ability, solely between the date hereof and December 31, 2021 (the “Relevant Period”), to maintain less than $32,000,000 of Deposited Cash without implicating, constituting or otherwise giving rise to an Accelerated Borrowing Base Delivery Event or a Cash Dominion Event (the “Limited Waiver”); NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto agree as follows: 1. GENERAL. Defined terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement. 2. Limited Waiver and Amendments. In accordance with, and in reliance on, the Loan Parties’ representations and warranties contained herein, and subject to the satisfaction of the conditions precedent specified in Section 4 below, the Agent and the Lenders hereby consent to the Limited Waiver, subject to the following agreements by the Loan Parties: (a) Section 6.10(b) of the Credit Agreement is hereby amended to delete “two (2) commercial finance examinations” where it appears therein, and replace same with “three (3) commercial finance examinations”; (b) Section 6.10(c) of the Credit Agreement is hereby amended to delete “two (2) inventory appraisals” where it appears therein, and replace same with “three (3) inventory appraisals”; (c) notwithstanding the provisions of Section 6.01(d) of the Credit Agreement, on or before November 30, 2021, the Loan Parties shall deliver to the Agent the final forecasts prepared by management of the Lead Borrower, in form satisfactory to the Agent, of consolidated balance sheets and statements of income or operations and cash flows of the Lead Borrower and its Subsidiaries on a monthly basis for the 2022 Fiscal Year; (d) during the Relevant Period, the Loan Parties shall participate in bi-weekly update calls with the Agent, as requested by the Agent; (e) from and after November 5, 2021 during the Relevant Period, on Tuesday of each week, the Loan Parties shall deliver to the Agent an updated Approved Budget (as defined below) with respect to the immediately following thirteen (13) weeks; and (f) from and after the date hereof, the Loan Parties shall provide the Agent with at least five (5) Business Days’ prior written notice before reducing the amount of Deposited Cash below $15,000,000.

This Limited Waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and shall not entitle the Loan Parties to any other or further consent in any similar or other circumstances. As used herein, an “Approved Budget”: means a thirteen (13) week budget prepared by the Lead Borrower and furnished to the Agent on or before the date hereof, as the same shall be updated, modified and/or supplemented thereafter from time to time as required herein which budget shall include a weekly cash budget, including information on a cumulative basis by category as to (w) projected cash receipts, (x) projected disbursements (including ordinary course operating expenses, capital expenditures, asset sales and fees and expenses of the Agent and the Lenders (including counsel therefor) and any other fees and expenses relating to the Loan Documents), (y) projected inventory levels, and (z) a calculation of the Borrowing Base, which shall be in form and substance acceptable to the Agent. 3. LOAN PARTY REPRESENTATIONS. Each Loan Party represents and warrants to the Agent and the Lenders that the representations and warranties of the Loan Parties set forth in the Credit Agreement and in each other Loan Document to which the Loan Parties are parties are true and correct in all material respects on the date hereof, as if made on and as of the date hereof (except (A) to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date, and (B) in the case of any representation and warranty qualified by materiality, in which case such representations and warranties shall be true and correct in all respects). 4. CONDITIONS PRECEDENT. This Limited Waiver shall become effective, as of the date hereof, upon satisfaction of the following conditions precedent: (a) this Limited Waiver shall have been duly executed and delivered by each of the Loan Parties, the Agent, and the Lenders, and (b) no Default or Event of Default shall have occurred and be continuing, nor shall any Default or Event of Default result from the consummation of the transactions contemplated herein. 5. INTEGRATION; REAFFIRMATION. This Limited Waiver, together with the Credit Agreement and the other Loan Documents, constitutes the entire agreement and understanding among the parties relating to the subject matter hereof, and supersedes all prior and contemporaneous proposals, negotiations, agreements, and understandings relating to such subject matter. Each Loan Party acknowledges that it is not relying on any statement, representation, warranty, covenant, or agreement of any kind made by the Agent or any Lender, or any employee or agent of the Agent or any Lender, except for the agreements of each set forth herein and in the Credit Agreement and the other Loan Documents. No modification, rescission, waiver, release, or amendment of any provision of this Limited Waiver shall be made, except by a written agreement signed by the Agent, the Lenders and the Lead Borrower. Except as otherwise stated herein, the Credit Agreement and other Loan Documents remain in full force and effect. 6. GOVERNING LAW, HEADINGS. This Limited Waiver is one of the “Loan Documents” (as such term is defined in the Credit Agreement) and shall be governed and construed in accordance with the laws of LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. Any breach by the Loan Parties of their obligations or agreements under this Limited Waiver shall be an immediate Event of Default under the Credit Agreement. The headings and captions in this Limited Waiver are for the convenience of the parties only and are not a part of this Limited Waiver. 7. COUNTERPARTS; ELECTRONIC EXECUTION. This Limited Waiver may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Limited Waiver by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Limited Waiver. [remainder of this page intentionally left blank]

Signature Page to Limited Waiver IN WITNESS WHEREOF, the parties have caused this Limited Waiver to be executed as of the date first written above. WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and Lender By: /s/ Michele L. Riccobono Name: Michele L. Riccobono Title: Authorized Signatory

Signature Page to Limited Waiver BORROWERS: CASPER SLEEP INC., as Lead Borrower and a Borrower By: /s/ Michael Monahan Name: Michael Monahan Title: Chief Financial Officer CASPER SCIENCE LLC, as a Borrower By: /s/ Michael Monahan Name: Michael Monahan Title: Treasurer CASPER SLEEP RETAIL LLC, as a Borrower By: /s/ Michael Monahan Name: Michael Monahan Title: Treasurer